EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Roy T.K. Thung, Chief Executive Officer and President of American Independence Corp., do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of American Independence Corp. for the period ended September 30, 2003 , as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of American Independence Corp.

/s/ Roy T.K. Thung Date: November 13, 2003

Roy T.K. Thung

Chief Executive Officer and President

I, Teresa A. Herbert, Vice President and Chief Financial Officer of American Independence Corp., do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of American Independence Corp. for the period ended September 30, 2003, as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of American Independence Corp.

/s/ Teresa A. Herbert Date: November 13, 2003

Teresa A. Herbert

Vice President and Chief Financial Officer